FSS1 P2 12/17

SUPPLEMENT DATED DECEMBER 7, 2017

TO THE PROSPECTUS DATED SEPTEMBER 1, 2017

OF

FRANKLIN STRATEGIC SERIES

(Franklin Focused Core Equity Fund)

The prospectus is amended as follows:

I.              The portfolio management team under the “Fund Summary – Management” section beginning on page 7 is revised as follows:

Portfolio Managers

Serena Perin Vinton, CFA  Senior Vice President of Advisers and portfolio manager of the Fund since December 2017.

Chris Anderson  Portfolio Manager of Advisers and portfolio manager of the Fund since 2013.

II.             The portfolio management team under the “Fund Details –  Management” section beginning on page 34 is revised as follows:

Serena Perin Vinton, CFA  Senior Vice President of Advisers

Ms. Vinton has been on the lead portfolio manager of the Fund since December 2017. She has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1991.

Chris Anderson   Portfolio Manager and Research Analyst of Advisers

Mr. Anderson has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2012. Prior to joining Franklin Templeton Investments, he was an investment associate at Blum Capital Partners, an investment associate at Fox Paine & Company, and an investment banking analyst at Goldman Sachs.

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